Exhibit 99.1

Corporate Update for May 14, 2009

Use Disclaimer/Safe Harbor Statement of Company's Preference This presentation and any subsequent question and answer period includes forward-looking statements that are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. While these statements are made to convey to the public the company's progress, business opportunities and growth prospects, readers and listeners are cautioned that such statements represent management's opinion only. Whereas management believes such representations to be true and accurate based on information and data available to the company at this time, actual results may differ materially from those described. The company's operations and business prospects are always subject to risk and uncertainties. Important factors that may cause actual results to differ are set forth in the company's periodic filings with the U.S. Securities and Exchange Commission. All statements other than statements of historical fact are statements that could be forward-looking statements, including but are not limited to, statements regarding or related to the ability to produce systems and realize the revenue associated with such systems, Enova Systems' target markets, the acceptance of Enova's products, Enova's pricing and its attractiveness, Enova's financial models and sources of revenue, its potential international business and Enova's projected financial results and projected or indication of interest orders from customers which may never come to fruition. The forward-looking statements involve risks and uncertainties and other factors that could cause actual results to differ materially from those predicted in any forward-looking statement. These risks, uncertainties and other factors include, but are not limited to, difficulties encountered in the ability to raise any financing to pursue Enova's potential business opportunities, potential loss of key personnel, failure to raise substantial additional capital, delays, disruptions or quality control problems in manufacturing, acceptance of Enova's service and products, the failure of the markets for Enova's products and services to expand, failure to establish and maintain distribution channels for our products, competition, protection of our intellectual property and claims of infringement by others, compliance with government and industry standards, government regulation, availability, terms and use of capital to continue to grow our business and other factors detailed in documents Enova files with the Securities and Exchange Commission (including those set forth in our Annual Report on Form 10-K). We assume no obligation to update any information contained in these forward-looking statements. .

Introduction

What We Do Enova Systems believes it is at the forefront in the development and production of power conversion and power management systems for hybrid electric and electric vehicles Enova competitive advantage: driven by broad experience drawn from and by proprietary control unit technology Expertise in hybrid electric and electric vehicles that allows for an ideal customized solution Enova's unique post transmission system does not interfere with existing electronic control units and requires no change in engine calibration Enova provides complete "drop-in" propulsion and accessory systems for new and existing vehicles Proprietary control units (including Battery Management Systems, Safety Disconnect Units, Onboard Chargers, Inverters, etc.) Electric motors Strategic suppliers for fuel cells, batteries and ultra-capacitors (power source agnostic) Market focus on medium- and heavy-duty trucks, buses and fleets New vehicle or retrofit markets Proven technology moving to volume production

Competitive Advantages General Advantages High efficiency: 91-93% Consistent over long life and severe drive cycles/conditions Enova's post transmission software does not require any recalibration or recertification to OEM engine Approximate savings: $750K per engine model Software monitors but does not change Engine/Vehicle Control System Does not impact any vehicles warranties Retrofit opportunities Long-term strategy (may include buying electric motors/technologies from other manufacturers & outside sources) Enova currently designs motors and outsources them to China and Korea for production Continuing to evaluate alternative technologies such as Permanent Magnet Motors Establish relationships with major OEMs and fleets These relationships have taken Enova years of hard work to establish Starting to see product traction

Key Facts Symbol (NYSE Amex/AIM) ENA/ENVS Founded 1976 Corporate Headquarters Torrance, CA Stock Price (03/31/09) || 52-Week Range (NYSE Amex) $0.97 || $0.12 - $6.49 Shares Outstanding (03/31/09) 20,897,000 Market Capitalization (03/31/09 - based on NYSE Amex) $20,270,000 Volume (daily 90-day average on NYSE Amex) 31,000 Debt (03/31/09) $2,396,000 Cash and Short-Term Investments (03/31/09) $6,090,000 Revenue (03/31/2009) $688,000 Insider Ownership 47% Employees 36 Fiscal Year 12/31 Independent Registered Public Accounting Firm PMB Helin Donovan LLP

Competitive on all Configurations Energy Mgmt Electric Drive Motor Control Electronics Series Hybrid w/ Diesel Generator Post Transmission Parallel Hybrid Pre Transmission Parallel Hybrid Pure Electric Drive System

Post Transmission Parallel Hybrid The Post Transmission Parallel Hybrid works well with vehicles having a percentage of stops and constant speed cruising and does not require any additional certifications to the existing engine. Target markets include refuse trucks, urban delivery trucks and intra-city buses. Featured below: Isuzu - Enova charge sustaining truck, and Navistar - IC bus - Enova Charge Depleting (PHEV) School Bus

Pre Transmission Parallel Hybrid The Pre Transmission Parallel Hybrid works well with vehicles having a driving cycle with a percentage of both constant speed cruising and stop and go requirements. Target markets include inter-city transit buses and trucks as well as military vehicles. Featured below: First Auto Works (China) commercial bus with Enova Pre Transmission System.

Series Hybrid with Diesel Generator The Series Hybrid works well with vehicles having a driving cycle with a high percentage stop and go and/or hilly terrain. Refuse trucks, urban delivery trucks and intra-city buses are the primary target markets. Featured below: Optare Rapta and Wrightbus single deck, both with Enova Series Hybrid Systems.

Electric Vehicle Drive System The Electric Drive System works well with vehicles having a disciplined driving route with a high percentage of stop and go. Refuse trucks, urban delivery trucks and intra-city vehicles are the primary target markets. Featured below: Smith Newton EV and Enova Systems Z^ Electric Step-van on a Navistar Workhorse chassis

Defining the Market "Focusing on Target Markets to Maximize Traction"

Transportation Overview In 2007, Americans took 10.3 billion trips using public transportation1 155,000 vehicles in active (public) service in 20061 54% are buses, of which 22.4% used alternative power1 Public transportation reduces gasoline use by 4.2 billion gallons annually1 In 2007, U.S. voters nationwide approved public transit initiatives 62% of the time1 U.S. capital expenses...27.6% used on bus projects1 U.S. Federal Government Buses: 8,297; Medium trucks: 84,4142 3

Medium Duty Truck - Industry Revenue Potential The revenue potential is based on the market penetration of systems into the 2007 global medium truck market. This analysis assumes total HEV and EV market penetration of 3% into the medium duty truck market

Bus Market - Industry Revenue Potential The revenue potential is based on the market penetration of systems into the 2007 global bus market. This analysis assumes total HEV and EV market penetration of 5% into the bus market and an average system selling price of $40,000.

Enova Revenue Potential Enova's revenue potential based on assumed HEV and EV penetration of 3% into the global medium duty truck market and 5% into the global bus market.

Federal & State Government Procurement, Funding and Stimulus Opportunities

Federal & State Government Procurement, Funding and Stimulus Opportunities Energy Independence and Security Act of 2007 Department of Energy: Advanced Technology Vehicles Manufacturing Loan Program - $25 billion available. Enova applied for $13.2 million in materials, equipment and personnel on April 22, 2009 as a component supplier and EV maker. American Recovery and Reinvestment Act of 2009 ("Stimulus Act" or "Recovery Act") Department of Energy: Transportation Electrification - $200 million available. Enova is the prime applicant for $20 million related to the EV Program; Enova is also a Sub Applicant on several additional applications. Department of Energy: Advanced Battery Manufacturing and Electric Drive Components - $2 billion available. Enova is a supporter for a battery developer that evaluates their battery product offerings with our electric drive systems. GSA: Energy Efficient Motor Vehicle Fleet Procurement - $300 million available for the purchase of alternative fuel vehicles that replace the current Federal government fleet. Department of Energy: Clean Cities FY09 - Alternative Fuel Vehicles Pilot Program - Enova is partnering with HCATT for a cost share grant from $5 million - $15 million for our electric step van. (As with all such applications; there is no guarantee that Enova will obtain the requested funding)

Federal & State Government Procurement, Funding and Stimulus Opportunities State of California Programs Proposition 1B: Lower Emission School Bus Program - $200 million available (FY09-10) to help school districts replace or retrofit older buses with hybrid school buses pending enactment of the 2009 state budget. Assembly Bill 118: Alternative and Renewable Fuel and Vehicle Technology Program - $176 million available (FY09-FY10) to act as a cost share supplement to available Recovery Act funding opportunities for California projects. Federal and State Incentives Internal Revenue Service: Plug-in Electric Drive Vehicle Tax Credit - $2,500 - $7,500 per vehicle Internal Revenue Service: Navistar and Enova Charge Depleting Hybrid School Bus Tax Credits - $6,000-$12,000 per bus CARB Air Quality Improvement Program: Hybrid Truck and Bus Voucher Incentive Program - $10,000-$40,000 per truck or bus Federal Procurement Opportunities U.S. Postal Services: The U.S. Postal Service issued a prequalification solicitation of retrofit conversion for their suburban mail truck fleet (142,000 nationwide) into electric vehicles. (As with all such applications; there is no guarantee that Enova will obtain the requested funding)

Customer Updates

Navistar May 21, 2008 - Enova and Navistar long-term agreement makes Enova's parallel post transmission hybrid drive system exclusive on all IC Bus School buses (ref : Navistar LTA filed as exhibit 10.4 to Form 10Q filed 8-14-08) January - March 2009 - IC Bus and Enova execute a sustained sales program. IC Bus supports by offering: A universal 12-year warranty in target markets Dedicated outcall and marketing support Specialists to assist in funding applications Results: sales proposals for 40 school busses, some of which have already been finalized and delivered April 20, 2009 - IC Bus wins Department of Energy award of $10M for hybrid school busses containing Enova drive systems. May 2009, IC Bus and Enova collaborate on additional school bus funding opportunities.

First Auto Works 2005 - 2008 - Enova and First Auto Works (A member of the Chinese Big 5 ) develop a pre- transmission hybrid drive system to work with FAW's new transmission. August 2008 - FAW delivers 20 busses to Beijing for evaluation at the Summer Olympics. These systems perform above the expected fuel economy and emissions guidelines. March 24, 2009 - FAW orders 170 additional systems. In an excerpt from a letter to the Enova Board of Directors, Liu Minghui, Director of Research and Development for FAW, states... "We are excited to announce that this project, featuring the Enova Systems pre-transmission system, has moved into the production phase. Initially, we expect substantial recognition through the "ten-city- thousand-vehicle" program, which is supported by the Chinese Government. As the "ten-city" program brings visibility to the product, FAW expects to grow sales into the larger market. We have high hopes for both the short and long term prosperity for the project, especially as it relates to our relationship with Enova Systems." May 13, 2009 - FAW orders an additional 50 systems, to be delivered in 2009.

Smith Electric Vehicles Targets U.S. marketplace Will apply for substantial government funding with Enova listed as supplier Established relationship with Ford Early applicant for "market acceptance" Smith Electric Vehicles is aggressively forecasting a production ramp up. Enova is the single drive system supplier for the Newton vehicle. Smith has committed to purchase at least 135 Newton drive systems in 2009 Jointly developing additional light and medium applications Smith has lined up impressive fleet partners such as AT&T, Frito Lay, Ceva, DHL and TNT. U.K. fleets include Royal Mail, U.K. Ministry of Defense, Sainsbury, Marks and Spencer

Customer Growth

OEM Wins Production accepted Post Transmission, Pre Transmission, and All Electric Drive Systems. Selected Target OEM Leverage production acceptance into new OEM opportunities. Selected Fleet Wins Fleet wins bring visibility to OEMS and provide funding opportunities. Selected Target Fleets Increasing value proposition attracts new fleets. Focus on consistently demonstrating value and technology.

Customer Growth Initiatives Enova Ze Delivery Vehicle Enova currently has all electric step vans in trial fleets We will seek to commercialize an all electric step van Stimulate market with another option Demonstrate our EV technology to OEMs Apply for DOE electrification grant Development of China Market FAW orders 220 units for delivery in 2009 FAW and Enova begin discussions Volume production planning Joint marketing to technology end users Evaluation of additional configurations (post-transmission) for new applications Chinese supply base coming on line New customer opportunities: Chery Automotive (China Big 5) Geely Automotive (China's First Private Auto Manufacturer) Post Transmission Hybrid Retrofit Capitalize on unique non-invasiveness of Post transmission system Stimulate market with another option Demonstrate unique hybrid technology to OEMs Retrofits are eligible for the same credits as new vehicles Lengthened vehicle lives and maintenance savings contribute to acceptance

Technology Growth Engine Off Engine Off is a system providing engine stop-and-start functionality predicated by the engine condition, vehicle speed, battery SOC and driver behaviors. The vehicle is also capable of launching in EV-only mode and performing electric- only propulsion and idle. The new system improves fuel efficiency as well as reducing fuel emissions. Currently being utilized on a school bus in the field.

Technology Growth Panther Wireless Monitoring The PWM is a wireless data transmission device that communicates with Enova's EV and HEV controllers. Collects performance data, including MPG, max acceleration, fuel, used and watt-hours processed. Tracks various "on times," including vehicle run time, brake pressed time, idle time and torque times. Stores data on the EnovaView server for review and analysis. Currently being utilized in the field.

Financials

Balance Sheet ENOVA SYSTEMS, INC. ENOVA SYSTEMS, INC. ENOVA SYSTEMS, INC. ENOVA SYSTEMS, INC. ENOVA SYSTEMS, INC. ENOVA SYSTEMS, INC. BALANCE SHEETS BALANCE SHEETS BALANCE SHEETS BALANCE SHEETS BALANCE SHEETS BALANCE SHEETS ASSETS March 31, 2009 March 31, 2008 March 31, 2007 Current assets: (in US$ thousands) (in US$ thousands) Cash and Short term investments $ 6,090 $ 7,324 $ 10,485 A/R and other current assets 892 1,023 4,713 Inventories and supplies, net 7,350 7,649 3,565 Total current assets 14,332 15,996 18,763 Long term assets 3,120 3,246 2,410 Total assets $ 17,452 $ 19,242 $ 21,173 LIABILITIES AND EQUITY Current liabilities 2,413 2,844 4,816 Long term liabilities 2,303 2,255 2,180 Total liabilities 4,716 5,099 6,996 Stockholders' equity: Common Stock and Preferred Stock 144,056 143,806 130,946 Accumulated deficit (131,320) (129,663) (116,769) Total stockholders' equity 12,736 14,143 14,177 Total liabilities and stockholders' equity $ 17,452 $ 19,242 $ 21,173

Income Statement ENOVA SYSTEMS, INC. ENOVA SYSTEMS, INC. ENOVA SYSTEMS, INC. ENOVA SYSTEMS, INC. ENOVA SYSTEMS, INC. ENOVA SYSTEMS, INC. STATEMENTS OF OPERATIONS STATEMENTS OF OPERATIONS STATEMENTS OF OPERATIONS STATEMENTS OF OPERATIONS STATEMENTS OF OPERATIONS STATEMENTS OF OPERATIONS For the quarter ended For the Years Ended For the Years Ended For the Years Ended March 31, 2009 December 31, 2008 December 31, 2007 (in US$ thousands) (in US$ thousands) (in US$ thousands) Revenues 688 6,443 9,175 Cost of revenues 579 8,224 10,313 Gross loss 109 (1,781) (1,138) Gross margin 15.8% -27.6% -12.4% Operating expenses Research and development 254 2,505 1,947 Selling, general & administrative 1,495 8,692 6,428 Total operating expenses 1,749 11,197 8,375 Operating loss (1,640) (12,978) (9,513) Other income (expense) (16) 84 166 Net loss (1,656) (12,894) (9,347) Basic and diluted loss per share $ (0.08) $ (0.66) $ (0.59) Weighted average number of common shares outstanding 20,845 19,660 15,796

Cash Flows ENOVA SYSTEMS, INC. ENOVA SYSTEMS, INC. ENOVA SYSTEMS, INC. ENOVA SYSTEMS, INC. ENOVA SYSTEMS, INC. ENOVA SYSTEMS, INC. ENOVA SYSTEMS, INC. STATEMENTS OF CASH FLOWS STATEMENTS OF CASH FLOWS STATEMENTS OF CASH FLOWS STATEMENTS OF CASH FLOWS STATEMENTS OF CASH FLOWS STATEMENTS OF CASH FLOWS STATEMENTS OF CASH FLOWS For the Quarter For the Years Ended For the Years Ended For the Years Ended For the Years Ended Ended December 31, December 31, December 31, December 31, March 31, 2009 2008 2007 2007 Cash flows from operating activities (in US$ thousands) (in US$ thousands) (in US$ thousands) (in US$ thousands) Net loss $ (1,656) $ (12,894) $ (9,347) Adjustments to reconcile net loss to net cash used in operating activities Depreciation and amortization 158 593 300 Inventory reserve 61 803 100 Stock option and Issuance of common stock for services 250 852 573 Other, net 15 693 229 Increase (decrease) assets & liabilities (40) (3,629) (2,416) Net cash used in operating activities $ (1,212) $ (13,582) $ (10,561) Cash flows from investing activities (6) (3,524) 4,485 Cash flows from financing activities (16) 11,945 10,949 Net increase (decrease) in cash and cash equivalents $ (1,234) $ (5,161) $ 4,873 Cash and cash equivalents, beginning of period 5,324 10,485 5,612 Cash and cash equivalents, end of period $ 4,090 $ 5,324 $ 10,485

Conclusion: Commercially Viable Technology validated by customer acceptance; Navistar, FAW, Smith, Isuzu, Optare, Wrights, Ford, Hyundai Motor and others. Large New Customer Interest: Chery Automotive, Geely Automotive, Fleets, Retrofits. Dual business strategy of "direct to OEM" and "direct to customer" provide ideal market position Poised to take advantage of substantial government funding opportunities...driving prices down. Production technology designed for mass production and cost efficiency....driving prices down. Strategic relationships such as Borg Warner, Hyundai Heavy industries HCATT, EDTA, Cal Start. Downward price pressure will increase customer acceptance.

Appendix 1 2008 Public Transportation Fact Book, 59th Edition, American Public Transportation Association 2 Transportation Energy Data Book, Edition 27, U.S. Department of Energy 3 IEA/SMP Model Documentation and Reference Case Projection, L. Fulton, IEA/G. Eads, CRA, July 2004